SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: April 21, 2004

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-50548	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 Church Street, Lynchburg, VA	24504
(Address of principal executive offices)	(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated April 20, 2004

Item 12. Results of Operations and Financial Condition.

On Thursday, April 20, 2004, Bank of the James Financial Group, Inc. issued a press release announcing the fourth quarter earnings for the fiscal quarter ending March 31, 2004 for its wholly-owned subsidiary Bank of the James. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 20, 2004	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ Robert R. Chapman, III
Robert R. Chapman, III President

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Bank of the James press release dated April 20, 2004